UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 2, 2010

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-11459	PPL Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-2758192

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events

On September 2, 2010, PPL Corporation (“PPL” or the “Company”) announced that it had entered into a settlement agreement (“Agreement”) with all of the intervening parties to its joint application (“Joint Application”) to the Kentucky Public Service Commission (“KPSC”) for approval of the acquisition by PPL of ownership and control of Louisville Gas and Electric Company (“LG&E”) and Kentucky Utilities Company (“KU”) pursuant to PPL’s April 28, 2010 agreement to acquire E.ON U.S. LLC, the sole owner of LG&E and KU.  The Joint Application was filed by PPL, E.ON AG, E.ON US Investments Corp., E.ON U.S. LLC, LG&E and KU.  The Agreement is subject to the approval of the KPSC.

A copy of the Company’s press release announcing the Agreement is filed herewith as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

99.1 -
Press Release, dated September 2, 2010, announcing a settlement agreement among all intervening parties to PPL Corporation’s joint application for approval to acquire ownership and control of Louisville Gas and Electric Company and Kentucky Utilities Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ Vincent Sorgi
Vincent Sorgi Vice President and Controller

Dated:  September 2, 2010